UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2015

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On July 23, 2015, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 5. Corporate Governance and Management.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2015, Greenhill announced that it has appointed each of Kevin M. Costantino and David A. Wyles to the role of President of the Firm globally, effective as of such date. Mr. Costantino, 38, who most recently served as Co-Head of the Firm’s Australian business, joined the Firm 10 years ago in its New York office, to which he has recently relocated after a second stay in the Firm’s Sydney office. He also spent time in the Firm’s Chicago office following its 2009 opening, and was involved in the Firm’s expansion to Brazil two years ago. Before joining the Firm, he was a mergers and acquisitions lawyer with Wachtell, Lipton, Rosen & Katz in New York. Mr. Wyles, 46, who most recently served as Co-Head of the Firm’s European business, joined the Firm 17 years ago as part of the original team from Baring Brothers that founded the Firm’s London office, and was involved in the opening of the Firm’s Frankfurt office two years later. He is one of the leading M&A advisors in the UK market, and has also led numerous major transaction assignments elsewhere in Continental Europe and globally, including most of the Firm’s assignments involving China.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated July 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: July 24, 2015	By:	/s/ Patricia Moran
Name: Patricia Moran
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated July 23, 2015.

E-1